UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2009

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2009, NRG, the subsidiaries of NRG named in the Thirteenth Supplemental Indenture (as hereinafter defined) (the "Existing Guarantors"), NRG Texas Holding Inc. (the "Guaranteeing Subsidiary") and Law Debenture Trust Company of New York, as trustee (the "Trustee"), entered into a sixteenth supplemental indenture (the "Sixteenth Supplemental Indenture"), supplementing the indenture, dated February 2, 2006 (the "Base Indenture"), among NRG and the Trustee, as supplemented by a first supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the "2014 Notes"), and as supplemented by a third supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a fifth supplemental indenture, dated April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a seventh supplemental indenture, dated November 13, 2006 among NRG, the Existing Guarantors and the Trustee, a tenth supplemental indenture (the "Tenth Supplemental Indenture"), dated July 19, 2007 among NRG, the Existing Guarantors and the Trustee and a thirteenth supplemental indenture, dated August 28, 2007, among NRG, the Existing Guarantors party thereto and the Trustee. Pursuant to the Sixteenth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of NRG's obligations under its 2014 Notes.

On April 28, 2009, NRG, the Existing Guarantors, the Guaranteeing Subsidiary and the Trustee entered into a seventeenth supplemental indenture (the "Seventeenth Supplemental Indenture"), supplementing the Base Indenture, as supplemented by a second supplemental indenture, dated February 2, 2006, among NRG, the guarantors named therein and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the "2016 Notes"), and as supplemented by a fourth supplemental indenture, dated as of March 14, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, a sixth supplemental indenture, dated April 28, 2006, among NRG, the Existing Guarantors party thereto and the Trustee and an eighth supplemental indenture, dated November 13, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, an eleventh supplemental indenture, dated July 19, 2007, among NRG, the Existing Guarantors and the Trustee and a fourteenth supplemental indenture, dated August 28, 2007, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Seventeenth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of NRG's obligations under its 2016 Notes.

On April 28, 2009, NRG, the Existing Guarantors, the Guaranteeing Subsidiary and the Trustee entered into a eighteenth supplemental indenture (the "Eighteenth Supplemental Indenture"), supplementing the Base Indenture, as supplemented by a ninth supplemental indenture, dated November 21, 2006, among NRG, the Existing Guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 7.375% senior notes due 2017 (the "2017 Notes"), and as supplemented by a twelfth supplemental indenture, dated July 19, 2007, among NRG, the Existing Guarantors and the Trustee and a fifteenth supplemental indenture, dated as of August 28, 2007, among NRG the Existing Guarantors and the Trustee. Pursuant to the Eighteenth Supplemental Indenture, the Guaranteeing Subsidiary became a guarantor of NRG's obligations under its 2017 Notes.

A copy of the Sixteenth Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8 K and is incorporated by reference herein. A copy of the Seventeenth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8 K and is incorporated by reference herein. A copy of the Eighteenth Supplemental Indenture is attached as Exhibit 4.3 to this Current Report on Form 8 K and is incorporated by reference herein. The description of the material terms of the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture and the Eighteenth Supplemental Indenture is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number - Description

4.1 - Sixteenth Supplemental Indenture, dated April 28, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiary named therein and Law Debenture Trust Company of New York.

4.2 - Seventeenth Supplemental Indenture, dated April 28, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiary named therein and Law Debenture Trust Company of New York.

4.3 - Eighteenth Supplemental Indenture, dated April 28, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiary named therein and Law Debenture Trust Company of New York.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

May 4, 2009	By:	/s/ Michael R. Bramnick

Name: Michael R. Bramnick
Title: Sr. Vice Pres. & General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

4.1	Sixteenth Supplemental Indenture, dated April 28, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiary named therein and Law Debenture Trust Company of New York.
4.2	Seventeenth Supplemental Indenture, dated April 28, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiary named therein and Law Debenture Trust Company of New York.
4.3	Eighteenth Supplemental Indenture, dated April 28, 2009, among NRG Energy, Inc., the existing guarantors named therein, the guaranteeing subsidiary named therein and Law Debenture Trust Company of New York.